Exhibit 99.1

                                                            [EXECUTION COPY]

                    FIRST TIER RECEIVABLES PURCHASE AGREEMENT

          This FIRST TIER RECEIVABLES PURCHASE AGREEMENT dated as of June 15, 2001 (this "Agreement"), is among AFCO Credit Corporation, a New York corporation, AFCO Acceptance Corporation, a California corporation (each, an "Originator" and, collectively, the "Originators") and Mellon Bank, N.A., a national banking association (the "Purchaser").

                              W I T N E S S E T H:

          WHEREAS, the Originators and the Purchaser are parties to that certain Receivables Purchase Agreement, dated as of December 1, 1996 (the "Original Agreement"), among the Originators and Purchaser;

          WHEREAS, the Originators and the Purchaser desire to amend and restate the Original Agreement on the terms and conditions set forth in this Agreement;

          WHEREAS, each of the Originators intends to sell Receivables to the Purchaser on the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, the Purchaser desires to purchase Receivables from the Originators on the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, the Purchaser intends to sell the Receivables to Mellon Premium Finance Loan Owner Trust, a Delaware business trust (the "Transferor"), pursuant to the terms and conditions of the Second Tier Receivables Purchase Agreement, dated as of June 15, 2001 (the "Second Tier Purchase Agreement"); and

          WHEREAS, the Transferor intends to transfer the Receivables to Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee") pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of June 15, 2001 (the "Pooling and Servicing Agreement"), among the Transferor, the Trustee, AFCO Credit Corporation and AFCO Acceptance Corporation, as servicers, and Premium Financing Specialists, Inc. and Premium Financing Specialists of California, Inc., as back-up servicers;

          NOW, THEREFORE, in consideration of premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

          SECTION 1.1 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "ADDITION DATE" means the date Additional Receivables are added to the Receivables Schedule pursuant to subsection 2.1(h).

          "ADDITIONAL PROPERTY" shall have the meaning set forth in subsection 2.1(b).

          "CONVEYED PROPERTY" shall have the meaning set forth in subsection 2.1(a).

          "PURCHASE PRICE" means, with respect to any Receivable and as of any date of determination, the outstanding principal balance of such Receivable conveyed to the Purchaser pursuant to Section 2.1(a) and 2.1(b).

          All capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Pooling and Servicing Agreement or, to the extent not defined therein, in any Supplement thereto.

          SECTION 1.2 ACCOUNTING AND UCC TERMS. All accounting terms not specifically defined herein shall be construed in accordance with United States generally accepted accounting principles ("U.S. GAAP"); and all terms used in
Article 9 of the UCC that are used but not specifically defined herein are used herein as defined therein

                                   ARTICLE IA

          SECTION 1A.1 AMENDMENT AND RESTATEMENT. The Original Agreement is hereby amended and restated in its entirety and replaced for all purposes by this Agreement from and as of the date hereof; provided, however, that the terms and conditions of the Original Agreement shall continue to be in full force and effect and apply for all periods prior to the date of this Agreement.

                                   ARTICLE II

          SECTION 2.1 THE PURCHASES. (a) Each Originator hereby sells, transfers, assigns and otherwise conveys to the Purchaser as of the Initial Closing Date without recourse, all of its right, title and interest in and to
(i) each Premium Finance Agreement (including the power of attorney included therein) originated prior to the Initial Closing Date and set forth in the Receivables Schedule delivered on the Initial Closing Date that as of the Initial Closing Date satisfies the eligibility criteria set forth in the definition of "Eligible Receivable" in the Pooling and Servicing Agreement for transfer to the Trust on the Initial Closing Date (the "INITIAL RECEIVABLES"),
(ii) the Originator's security interest in the related Unearned Premiums, (iii) all monies due or to become due with respect to each such Initial Receivable on or after the Initial Closing Date, including all monies received from insurance companies and state insurance guaranty funds representing returns of Unearned Premiums, the proceeds from any guarantees issued by insurance agents in respect of the Receivables and other charges, refunds and rebates due on such Receivables and (iv) all proceeds of all of the foregoing (the property described in clauses (i) - (iv) above being, the "CONVEYED PROPERTY").

          (b) Each Originator hereby sells, transfers, assigns, and otherwise conveys to the Purchaser without recourse, as of the related Addition Date, all of its right title and interest in and to (i) each Premium Finance Agreement (including the power of attorney included therein) originated or acquired on or after the Initial Closing Date which as of its date of its origination satisfies the eligibility criteria set forth in the definition of "ELIGIBLE RECEIVABLE" in the Pooling and Servicing Agreement ("ADDITIONAL RECEIVABLES" and together with the Initial Receivables, the "RECEIVABLES"); PROVIDED HOWEVER that neither Originator shall be required to sell, transfer, assign or convey to the Purchaser any Premium Finance Agreement which was originated or acquired after the Initial Closing Date, but prior to the date on which the state in which the stated address of the Obligor in the related Premium Finance Agreement is located became a Permitted State, (ii) such Originator's security interest in the related Unearned Premiums, (iii) all monies due or to become due with respect to such Additional Receivables on or after the related Addition Date, including all monies received from insurance companies and state insurance guaranty funds representing returns of Unearned Premiums, the proceeds of any guarantees issued by insurance agents in respect of the Additional Receivables and other charges, refunds or rebates due on such Additional Receivables, and
(iv) all of the proceeds of the foregoing (the property described in clauses (i)
- (iv) above being, the "ADDITIONAL PROPERTY").

          (c) In connection with any sale, transfer, assignment and conveyance pursuant Section 2.1(a) or Section 2.1(b), each Originator agrees to record and file, at its own expense, a financing statement (including any continuation statements with respect to such financing statement when applicable) with respect to the Conveyed Property and the Additional Property meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the assignment of the Conveyed Property and the Additional Property to the Purchaser, and to deliver a file-stamped copy of such financing statement or continuation statement or other evidence of such filing to the Purchaser on or prior to the Initial Closing Date (and in the case of any continuation statements filed pursuant to this Section 2.1, as soon as practicable after receipt thereof by the applicable Originator).

          (d) In connection with any sale, transfer, assignment and conveyance pursuant to Section 2.1, each Originator agrees, at its own expense, (i) on or prior to the Initial Closing Date and each Addition Date, as applicable, to indicate in its computer files that the Initial Receivables and the related Additional Receivables, as applicable, have been sold (i) to the Purchaser pursuant to this Agreement, (ii) by the Purchaser to the Transferor pursuant to the Second Tier Purchase Agreement and (iii) by the Transferor to the Trustee, on behalf of the Trust, for the benefit of the Holders, pursuant to the Pooling and Servicing Agreement.

          (e) [Reserved].

          (f) Each Originator hereby acknowledges that the Receivables will be sold by the Purchaser to the Transferor pursuant to the terms of the Second Tier Purchase Agreement and hereby agrees to cooperate fully with the Purchaser to effect the sale of the Receivables to the Transferor; and the Originators further agree to assist the Transferor in the transfer of the Receivables to the Trustee, on behalf of the Trust, for the benefit of the Holders, pursuant to the terms and conditions set forth in the Pooling and Servicing Agreement.

          (g) It is the intention of each Originator that the sale, transfer, assignment and conveyance contemplated by this Agreement shall constitute a sale of the Conveyed Property and Additional Property from each Originator to the Purchaser and the beneficial interest in and title to the Receivables and such other Conveyed Property and Additional Property shall not be part of an Originator's estate in the event of the filing of a bankruptcy petition by or against such Originator under any bankruptcy law. In the event that, notwithstanding the intent of each Originator, the sale, transfer, assignment and conveyance contemplated hereby is held not to be a sale, this Agreement shall constitute a grant to the Purchaser of a security interest in the Conveyed Property and Additional Property of the applicable Originator.

          (h) Each Originator shall on the Closing Date prepare the Receivables
Schedule in accordance with terms of the Pooling and Servicing Agreement with respect to each of the Initial Receivables and Additional Receivables to the Receivables Schedule on each Addition Date. The Originators shall deliver the Receivables Schedule to the Purchaser on the Initial Closing Date and on each Addition Date after any required additions pursuant to this subsection 2.1(h) are made to the Receivables Schedule on such date.

          SECTION 2.2 PAYMENTS AND COMPUTATIONS. (a) The Purchase Price for Receivables shall be paid or provided for on the Initial Closing Date, with respect to the Initial Receivables , or on the related Addition Date, with respect to Additional Receivables in either of the following ways, at the election of the Purchaser: (i) by payment in cash in immediately available funds; or (ii) in the event that the total Purchase Price is not paid in full in cash by the Purchaser on the date of Purchase, the applicable Originator shall receive an unsecured promissory note (each such note, a "Purchase Note") from the Purchaser in an original principal amount equal to the portion of such cash shortfall owed to such Originator. The characteristics of each Purchase Note shall be as follows:

               (i) interest shall accrue on the outstanding principal amount of each Purchase Note at a per annum rate of interest (calculated on the basis of a 360-day year of twelve 30-day months) equal to 5.55%.

               (ii) the outstanding principal of and accrued interest on each Purchase Note shall be payable on demand by the applicable Originators;

               (iii) all amounts paid with respect to an outstanding Purchase Note shall be allocated first to accrued interest until all such interest is paid, and then to outstanding principal; and

               (iv) the obligation of the Purchaser to repay Purchase Notes issued to the applicable Originator from the amounts paid to such Purchaser shall not be subject to any right of setoff or counterclaim whatsoever.

          The Purchaser, at its option, may repay all or any portion of the accrued interest on and principal of any Purchase Note at any time.

          (b) The Purchaser shall pay all amounts to be paid in cash with respect to the purchases to the Originator on the date of the purchase thereof and shall pay all amounts in respect of principal of and interest on any Purchase Note in accordance with the terms thereof.

          SECTION 2.3 REPURCHASE OF RECEIVABLES. If (i) any of the representations or warranties of any Originator contained in Sections 3.2 or 3.3 hereof were not true with respect to such Originator or any Receivable, as applicable, at the time such representation or warranty was made and as a result thereof, the Purchaser is required to repurchase any Receivable from the Transferor pursuant to the Second Tier Purchase Agreement, as a result of the Transferor being required to repurchase such Receivable from the Trustee (on behalf of the Trust) pursuant to subsection 2.4(d) of the Pooling and Servicing Agreement or (ii) any Receivable is repurchased from the Trust pursuant to
Section 2.6 of the Pooling and Servicing Agreement, then the Originator of the repurchased Receivable shall pay to the Purchaser immediately upon the Purchaser's demand therefor an amount equal to the Aggregate Receivables Balance of the repurchased Receivables, as well as, in the case of a breach of a representation or warranty of an Originator as set forth in clause (i), the amount of all losses, damages and liabilities of the Purchaser that result from such breach. Upon receipt by the Purchaser of such amounts, the Purchaser shall (and shall cause the Transferor to) automatically and without further action be deemed to transfer, assign and otherwise convey to such Originator, without recourse, representation or warranty, all the right, title and interest of the Purchaser (and the Transferor) in and to such Receivable, all monies due or to become due with respect to such Receivable and all proceeds of such Receivable, as well as Recoveries relating to such Receivable. The Purchaser will (and will cause the Transferor to) execute any documents and instruments of transfer or assignment and take other actions reasonably requested by such Originator to evidence the conveyance of such Receivable to the Originator.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Originators as follows:

          (a) ORGANIZATION AND GOOD STANDING. The Purchaser is a national banking association duly organized and validly existing in good standing under the laws of the United States and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b) DUE QUALIFICATION. The Purchaser is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Purchaser required under Federal and Pennsylvania law (including any necessary licenses required under the Licensing Laws of each Permitted State).

          (c) PURCHASER'S DEPOSIT ACCOUNTS. As of the Initial Closing Date, deposits in the Purchaser's deposit accounts were insured to the limits provided by law by BIF.

          (d) (i) VALID TRANSFER AND ASSIGNMENT. The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions provided for in this Agreement have been duly authorized by the Purchaser by all necessary corporate action on its part, and this Agreement will remain from the time of its execution, an official record of the Purchaser.

               (ii) BINDING OBLIGATION. This Agreement constitutes legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

               (iii) NO CONFLICT. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which it or any of its properties are bound.

               (iv) NO VIOLATION. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate any Requirements of Law applicable to the Purchaser.

          SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF EACH OF THE ORIGINATORS.

          (a) ORGANIZATION AND GOOD STANDING. Each Originator is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b) DUE QUALIFICATION. Each Originator is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct business, and has obtained all necessary licenses and approvals with respect to such Originator required under federal and applicable state law.

          SECTION 3.3 REPRESENTATIONS AND WARRANTIES OF EACH ORIGINATOR RELATING TO THIS AGREEMENT AND THE RECEIVABLES.

          (a) GENERAL. Each Originator jointly and severally hereby represents and warrants to the Purchaser that, as of the Initial Closing Date and as of any Addition Date:

               (i) VALID TRANSFER AND ASSIGNMENT. The execution and delivery of this Agreement by each Originator and the consummation of the transactions provided for in this Agreement have been duly authorized by each Originator by all necessary corporate action on its part, and this Agreement will remain, from the time of its execution, an official record of each Originator.

               (ii) BINDING OBLIGATION. This Agreement constitutes legal, valid and binding obligations of each Originator, enforceable against each Originator in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

               (iii) NO CONFLICT. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which each Originator is a party or by which it or any of its properties are bound.

               (iv) NO VIOLATION. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate any Requirements of Law applicable to each Originator.

               (v) TITLE. (i) It is the intention of each Originator that the transfer and assignment contemplated by this Agreement constitute a sale of the Conveyed Property and Additional Property from each Originator to the Purchaser and that the beneficial interest in and title to such Conveyed Property and Additional Property not be part of the debtor's estate in the event of the filing of a petition for bankruptcy or insolvency by or against each Originator. No Conveyed Property and Additional Property has been sold, transferred, assigned or pledged by each Originator to any Person other than the Purchaser pursuant to this Agreement. Immediately prior to the sale, transfer, assignment and conveyance contemplated by this Agreement, each Originator had good and marketable title to the Conveyed Property and Additional Property conveyed by it to the Purchaser on such date, free and clear of all Liens and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to such Conveyed Property and Additional Property free and clear of all Liens.

               (vi) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of each Originator, threatened against an Originator before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Originators, would materially and adversely affect the performance by the Originators of their obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement,

               (vii) ALL CONSENTS REQUIRED. All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof, have been obtained.

               (viii) RECEIVABLE SCHEDULE. The related Receivable Schedule is an accurate and complete listing in all material respects of (A) on the Initial Closing Date, all the Receivables as of the Initial Closing Date and (B) on the day any Additional Receivables are conveyed to the Purchaser, the related Additional Receivables. In either case, the information contained therein with respect to the identity of such Receivables is true and correct in all material respects as of the Initial Closing Date or on the day any Additional Receivable is conveyed to the Purchaser, for any related Additional Receivable.

          (b) THE RECEIVABLES. Each Originator hereby jointly and severally represents and warrants to the Purchaser that as of the Initial Closing Date, with respect to the Initial Receivables, and as of the related Addition Date, with respect to Additional Receivables, such that:

               (i) ELIGIBLE RECEIVABLES. Each Receivable conveyed to the Purchaser on such date is an Eligible Receivable.

               (ii) NO LIENS; COMPLIANCE WITH LAW. Each Receivable conveyed to the Purchaser on such date has been conveyed to the Purchaser free and clear of any Lien of any Person claiming through or under Originators or any of its Affiliates (other than Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement) and in compliance, in all material respects, with all Requirements of Law applicable to the Originators.

          (c) NOTICE OF BREACH. The representations and warranties set forth in this Section 3.3 shall survive the transfer and assignment of the respective Receivables to the Purchaser. Upon discovery by or notice to the Purchaser or any Originator of a breach of any of the representations and warranties set forth in this Section 3.3, the party discovering or receiving notice of such breach shall give prompt written notice to the other parties mentioned above. The Originators agree to cooperate with the Purchaser in attempting to cure any such breach.

                                   ARTICLE IV
                                GENERAL COVENANTS

          SECTION 4.1 COVENANTS OF EACH ORIGINATOR. Each Originator jointly and severally covenants that:

          (a) RECEIVABLES TO BE GENERAL INTANGIBLES. The Originators will take no action to cause any Receivable to be anything other than a general intangible as defined under the UCC of the States of New York and California.

          (b) SECURITY INTERESTS. Except for the conveyances hereunder (and as contemplated under the Second Tier Purchase Agreement and the Pooling and Servicing Agreement), the Originators shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Originators shall immediately notify the Purchaser of the existence of any Lien on any Receivable; and the Originators shall defend the right, title and interest of the Purchaser in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under such Originator; provided that nothing in this subsection 4.1(b) shall prevent or be deemed to prohibit the Originators from suffering to exist upon any of the Receivables any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if an Originator shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

          (c) RECEIVABLE ALLOCATIONS. If any Originator is unable for any reason to transfer Receivables to the Purchaser in accordance with the provisions of this Agreement (including by reason of the application of an order by any Federal governmental agency having regulatory authority over such Originator or the ruling by any court of competent jurisdiction that such Originator may not transfer any additional Principal Receivables to the Purchaser) then, in any such event the Originators agree to allocate and pay to the Purchaser, after the date of such inability, all Collections with respect to Principal Receivables, and all amounts which would have constituted Collections with respect to Principal Receivables but for such Originator's inability to transfer such Receivables (up to an aggregate amount equal to the amount of Principal Receivables in the Trust on such date).

          (d) INDEMNIFICATION OF PURCHASER. The Originators agree to jointly and severally indemnify, defend and hold the Purchaser harmless from and against any and all loss, liability, damage, judgment, claim, deficiency or expense including interest, penalties, reasonable attorneys' fees and disbursements and amounts paid in settlement to which the Purchaser may become subject insofar as such loss, liability, damage, judgment, claim, deficiency or expense arises out of, or is based upon or relates to, a breach by an Originator of any warranty, representation, covenant or agreement contained in this Agreement.

          (e) MAINTENANCE OF INTEREST RATES. Each Originator hereby covenants and agrees not to decrease the interest rates payable under Premium Finance Agreements it originates on or after the Initial Closing Date that are eligible for sale hereunder (other than as a result of a decrease in LIBOR) so as to materially increase the likelihood that a Pay Out Event will occur or the Class A Available Funds or Class B Available Funds will be less than the Class A Optimal Interest or the Class B Optimal Interest, respectively on any Distribution Date.

          (f) ALLOCATION OF COLLECTIONS. In the event that Premium Finance Agreements of the same Obligor are owned by any such Originator and by the Purchaser, the Transferor or the Trustee (on behalf of the Trust), to the extent any payment is received from such Obligor that cannot be allocated to a specific Premium Finance Agreement, each Originator hereby agrees that it shall allocate a pro rata portion of such amount to such Premium Finance Agreements owned by the Purchaser, the Transferor or the Trustee (on behalf of the Trust) (based on the Aggregate Receivables Balances of such Premium Finance Agreements as a percentage of the Aggregate Receivables Balances of all Premium Finance Agreements of such Obligor), until the Aggregate Receivables Balances thereof have been reduced to zero.

          (g) PROTECTION OF RIGHT, TITLE AND INTEREST TO THE CONVEYED PROPERTY AND THE ADDITIONAL PROPERTY. Within 30 days after either Originator makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with subsection (a) seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the States of New York and/or California, such Originator shall give the Purchaser notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Conveyed Property and the Additional Property. In addition, if the UCC as in effect in the States of New York and/or California shall have been revised, within 30 days of such revision, with respect to a revision to the UCC in effect in the State of New York, AFCO Credit Corporation, and with respect to a revision to the UCC in effect in the State of California, AFCO Acceptance Corporation, shall (i) give the Purchaser notice thereof and (ii) file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Conveyed Property and the Additional Property.

                                   ARTICLE V
                           PURCHASE TERMINATION EVENTS

          SECTION 5.1 PURCHASE TERMINATION. If the Purchaser or an Originator shall consent to the appointment of a conservator or receiver or liquidator for the winding-up or liquidation of its affairs, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator for the winding-up or liquidation of its affairs shall have been entered against the Purchaser or an Originator (an "Insolvency Event"), the Originators, in the case of an insolvency of the Purchaser, or the insolvent Originator in the case of an insolvency of an Originator shall on the day of such Insolvency Event (the "Purchase Termination Date") immediately cease to transfer Receivables to the Purchaser and shall promptly give notice to the Purchaser of such Insolvency Event.

                                   ARTICLE VI
                                  MISCELLANEOUS

          SECTION 6.1 AMENDMENT.

          (a) This Agreement may be amended in writing from time to time by the Originators and the Purchaser, without the consent of the Transferor, the Trustee or any of Holders; PROVIDED that such action shall not, as evidenced by an Opinion of Counsel for the Transferor addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Holder or Credit Enhancement Provider; PROVIDED further that the Rating Agency Condition shall have been satisfied with respect to such action.

          (b) This Agreement may also be amended in writing from time to time by the Purchaser and the Originators with the consent of each Credit Enhancement Provider, the Transferor, and the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Investor Interest of each outstanding Series adversely affected by such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of Investor Holders of any Series then issued and outstanding; PROVIDED that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificates of such Series without the consent of each Investor Holder of such Series, or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Holder of all Series adversely affected.

          (c) Promptly after the execution of any such amendment (other than an amendment pursuant to subsection (a)), the Purchaser shall furnish notification of the substance of such amendment to each Investor Holder of each Series adversely affected and to each Rating Agency providing a rating for such Series.

          (d) It shall not be necessary for the consent of Investor Holders under this Section 6.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Holders shall be subject to such reasonable requirements as the Trustee may prescribe.

          SECTION 6.2 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Originators, to AFCO Credit Corporation, 110 William Street, New York, New York 10038, Attention: Robert Ratner, Esq., Senior Vice President, General Counsel and Secretary and to AFCO Credit Corporation, Two Mellon Center, Pittsburgh, Pennsylvania 15258, Attention: Leonard O'Connell, Chief Financial Officer; and if to the Purchaser, to Mellon Bank, N.A., One Mellon Center, Suite 1910, 500 Grant Street, Pittsburgh, Pennsylvania 15258,
Attention: Chief Financial Officer and General Counsel, or as to each party, at such other address as shall be designated by such party in a written notice to the other parties. SECTION 6.3 No Waiver; Remedies. No failure on the part of the Purchaser to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 6.4 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of each Originator and the Purchaser and their respective successors and assigns, except that no Originator shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchaser. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect as between the Purchaser and each Originator until such time, after the Purchase Termination Date applicable to such Originator, as the Purchaser shall not have any net ownership interest in any Receivables; provided, however, that the indemnification provisions of Section 4.1(d) shall be continuing and shall survive any termination of this Agreement.

          SECTION 6.5 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 6.6 INTENDED THIRD PARTY BENEFICIARIES; ACKNOWLEDGMENT OF ASSIGNMENTS. The Originators and the Purchaser hereby acknowledge, consent and agree that each of the Transferor and the Trust are intended third party beneficiaries of this Agreement. The Originators hereby acknowledge, consent and agree that the rights and remedies of the Purchaser under this Agreement will be assigned to the Transferor pursuant to the Second Tier Purchase Agreement, and by the Transferor to the Trustee (on behalf of the Trust) pursuant to the Pooling and Servicing Agreement. Each Originator hereby acknowledges, consents and agrees that, subsequent to such assignments, the rights and remedies of the Purchaser may be exercised directly by the Trustee (on behalf of the Trust) against each Originator.

          SECTION 6.7 CUSTODY OF PREMIUM FINANCE AGREEMENTS. For administrative convenience and in contemplation of the subsequent transfer by the Purchaser to the Transferor and by the Transferor to the Trustee (on behalf of the Trust) of the Receivables sold to the Purchaser hereunder, each Originator hereby acknowledges its obligation to maintain custody of the Premium Finance Agreements sold to the Purchaser hereunder under the Pooling and Servicing Agreement and hereby agrees to maintain custody of the Premium Finance Agreements in accordance with the Pooling and Servicing Agreement and, prior to its sale to the Transferor and its sale by the Transferor to the Trustee (on behalf of the Trust), permit the Purchaser access to such Premium Finance Agreements at all times during normal business hours.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        THE ORIGINATORS:



                                        AFCO CREDIT CORPORATION


                                        By: /s/ Daryl J. Zupan
                                            ----------------------------
                                            Name:  Daryl J. Zupan
                                            Title: President


                                       AFCO ACCEPTANCE CORPORATION


                                        By: /s/ Daryl J. Zupan
                                            ----------------------------
                                            Name:  Daryl J. Zupan
                                            Title: President

                                        THE PURCHASER:



                                        MELLON BANK, N.A.
                                        By:  Steven G. Elliott

                                        By: /s/ Leo Y. Au
                                            --------------------------
                                            Name:  Leo Y. Au
                                            Title: Attorney-in-Fact